Exhibit 99.1

Cineverse Announces Proposed Public Offering of Class A Common Stock

LOS ANGELES, February 12, 2026 – Cineverse Corp. (Nasdaq: CNVS) (“Cineverse”), an innovative and independent entertainment technology company and studio, today announced a proposed underwritten public offering of shares of its Class A common stock (the “common stock”). Cineverse intends to grant the underwriter a 30-day option to purchase up to an additional 15% of the number of shares of its common stock in the underwritten public offering. The offering is subject to market conditions, and there can be no assurance as to whether, or when, the offering may be completed or as to the actual size or terms of the proposed offering.

The Benchmark Company, LLC is acting as the sole underwriter for the proposed offering.

A shelf registration statement on Form S-3 (File No. 333-273098) relating to the shares was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on January 25, 2024. The offering will be made only by means of a written prospectus and prospectus supplement that form a part of the registration statement. A preliminary prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and available on the SEC’s website at www.SEC.gov once filed. A copy of the preliminary prospectus supplement and accompanying prospectus, when available, may be obtained by contacting: The Benchmark Company, LLC, 150 East 58th Street, 17th Floor, New York, NY 10155, Attention: Prospectus Department, or by email at prospectus@benchmarkcompany.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Cineverse

Cineverse (Nasdaq: CNVS) is an entertainment technology company and studio. Fiercely innovative and independent, Cineverse develops and invests in technology and content that drives the future of the industry. Core to its business is Matchpoint® – a growing tech ecosystem powered by AI and designed to prepare, distribute, monetize, and continuously improve content across any platform. Matchpoint helps studios large and small operate at scale and improve performance and efficiency in an increasingly fragmented distribution environment. Additionally, Cineverse distributes more than 71,000 premium films, series, and podcasts, across theatrical, home entertainment, and streaming; operates dozens of digital properties that super serve passionate fandoms around the world; and works with leading brands to connect them with audiences they value. From award-winning technology to the highest-grossing unrated film in U.S. history, Cineverse has created a playbook that marries tech and content to redefine the next era of entertainment. For more information, visit home.cineverse.com.

Safe Harbor Statement

Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cineverse officials during presentations about Cineverse, along with Cineverse’s filings with the Securities and Exchange Commission, including Cineverse’s registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are “forward-looking’’ statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act’’). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as “expects,” “anticipates,’’ “intends,’’ “plans,’’ “could,” “might,” “believes,’’ “seeks,” “estimates’’ or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings, or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cineverse’s management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties, and assumptions about Cineverse, its technology, economic and market factors, and the industries in which Cineverse does business, among other things. These statements are not guarantees of future performance, and Cineverse undertakes no specific obligation or intention to update these statements after the date of this release.

For additional information, please contact:

For Media

The Lippin Group for Cineverse

cineverse@lippingroup.com

At Cineverse

Julie Milstead

investorrelations@cineverse.com